FORM F-4
                              Exhibit Number 24.1

                                                                EXHIBIT 24.1

                                                                CONFORMED COPY


                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of CP Ships (UK) Limited, incorporated under the laws of England and Wales, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                      /s/ FRANK J. HALLIWELL
                                      ------------------------------------

                                      Name:  Frank J. Halliwell

                                                                CONFORMED COPY


                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of CP Ships (UK) Limited, incorporated under the laws of England and Wales, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                    /s/ IAN J. WEBBER
                                    ----------------------------------

                                    Name:  Ian J. Webber

                                                                CONFORMED COPY



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of CP Ships (UK) Limited, incorporated under the laws of England and Wales, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                     /s/ TERENCE A. BURROWS
                                     -------------------------------------

                                     Name:  Terence A. Burrows

                                                              CONFORMED COPY


                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of CP Ships (UK) Limited, incorporated under the laws of England and Wales, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                           /s/ DAVID J. HALLIDAY
                                           ----------------------------------

                                           Name:  David J. Halliday

                                                                CONFORMED COPY


                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of CP Ships (UK) Limited, incorporated under the laws of England and Wales, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                    /s/ DAVID R. NICKLIN
                                    ------------------------------------

                                    Name:  David R. Nicklin

                                                                CONFORMED COPY


                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of Lykes Lines Limited, LLC, a Delaware limited liability company, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                       /s/ JOHN W. MURRAY
                                       -------------------------------------

                                       Name:  John W. Murray

                                                                CONFORMED COPY


                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of Lykes Lines Limited, LLC, a Delaware limited liability company, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                     /s/ J.P. LACASSE
                                     --------------------------------------

                                     Name:   J.P. LaCasse

                                                                CONFORMED COPY



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of Lykes Lines Limited, LLC, a Delaware limited liability company, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                        /s/ FRANK R. DONOVAN
                                        ------------------------------------

                                        Name:   Frank R. Donovan

                                                                CONFORMED COPY


                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of TMM Lines Limited, LLC, a Delaware limited liability company, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                    /s/ JOHN W. MURRAY
                                    -----------------------------------------

                                    Name:  John W. Murray

                                                                CONFORMED COPY


                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below hereby consitutes and appoints Raymond R. Miles, Ian J. Webber, Iain Torrens and John Irving and each of them severally, of TMM Lines Limited, LLC, a Delaware limited liability company, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form F-4 as well as any and all amendments (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the exchange of Notes for Exchange Notes (as defined in the Registration Rights Agreement dated July 3, 2002 (the "Registration Rights Agreement")) of CP Ships Limited, a company incorporated under the laws of Canada and continued under the Business Corporations Act (New Brunswick), and guaranteed by CP Ships (UK) Limited, Lykes Lines Limited, LLC and TMM Lines Limited, LLC, pursuant to the Registration Rights Agreement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered this Power of Attorney this 19th day of September 2002.



                                     /s/ J.P. LACASSE
                                     ----------------------------------------

                                     Name:  J.P. LaCasse